CERTIFICATION PURSUANT TO SECTION 906
                                       OF
                             THE SARBANES OXLEY ACT



The undersigned hereby certifies, to the best of his knowledge, that:

     1. The Form N-CSR of BARON INVESTMENT FUNDS TRUST (the "Issuer") and its separate series for the period ended March 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



By:  /s/ Ronald Baron                                Date:    June 9, 2005
     ---------------------------
         Ronald Baron
         Chief Executive Officer





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                      CERTIFICATION PURSUANT TO SECTION 906
                                       OF
                             THE SARBANES OXLEY ACT



The undersigned hereby certifies, to the best of her knowledge, that:

     1. The Form N-CSR of BARON INVESTMENT FUNDS TRUST (the "Issuer") and its separate series for the period ended March 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


By:  /s/ Peggy Wong                                Date:    June 9, 2005
     -----------------------------------------
         Peggy Wong
         Treasurer and Chief Financial Officer